                         Consent of Independent Auditors

We consent to the  references  to our firm under the captions  "Auditors" in the
Prospectus and "Independent Auditors" in the Statement of Additional Information
and to the  inclusion or our report dated  December 6, 2001 in the  Registration
Statement  (Form  N-1A) and  related  Prospectus  and  Statement  of  Additional
Information  of the Gold Bank  Funds  filed  with the  Securities  and  Exchange
Commission in this  Pre-Effective  Amendment No. 1 under the  Securities  Act of
1933  (Registration  No.  333-68178)  and Amendment  No. 1 under the  Investment
Company Act of 1940 (Registration No. 811-10465).

                                                       /s/ Ernst & Young LLP
Kansas City, Missouri
December 7, 2001